LETTER TO E*TRADE FUNDS(R) SHAREHOLDERS


                         IN 2002, E*TRADE FUNDS PROVIDED INVESTORS WITH INVESTMENT OPPORTUNITIES IN SPECIFIC ASSET CLASSES.

                         Dear E*TRADE Funds Shareholder:

                         2002 was a difficult year for investors. Equities were down once again, with continuing uncertainty about overall economic conditions running high. Against this background, E*TRADE Funds remained focused on its goal of providing investors with an affordable way to invest in specific asset classes.

                         Many E*TRADE Funds shareholders continued to focus on the long-term by creating a diversified portfolio through asset allocation. In 2002, E*TRADE Advisory Services, Inc. added portfolio analysis and E*TRADE Securities added mutual fund research tools to help investors better understand and manage their investments.

                         E*TRADE Funds' offer investment OPPORTUNITIES IN CORE ASSET CLASSES, including:

                              o Stock index funds like the S&P 500 Index Fund, Russell 2000 Index Fund, Technology Index Fund, and International Index Fund
                              o    Bond Fund
                              o    Premier Money Market Fund

                         We understand that investors want mutual funds that they can trust to stay true to their investment style. By using an index approach, each of our equity funds provided investors with a way to invest in a broad index of securities. Each of the index funds provided investors with investment returns similar to those of the index it was following. E*TRADE Funds also provided investors with access to fixed-income markets with the Bond and Premier Money Market Funds. E*TRADE Asset Management is now providing active management to these funds, drawing on the experience we and our affiliates have in managing over $25 billion of fixed-income investments. Each of these funds had positive returns in 2002.

                         Enclosed you'll find your copy of the 2002 E*TRADE Funds Annual Report. In it, you will get a recap of the year 2002 and gain insights from fund managers.

                         I hope you'll find the report valuable and informative.

                         Thank you for your investment in the E*TRADE Funds. We value our relationship with you, and look forward to serving your investment needs for many years to come.

                         Sincerely,


                         /S/LIAT RORER
                         Liat Rorer
                         President, E*TRADE Funds


         This material must be preceded or accompanied by a current prospectus. To obtain a prospectus containing more complete information, please visit ETRADE.COM Please read the prospectus carefully before investing.

         The E*TRADE Premier Money Market Fund is managed to maintain a stable $1 share price. As with all money market funds, an investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund."

         Securities products and services offered by E*TRADE Securities LLC (member NASD/SIPC) are not insured by the FDIC, are not guaranteed deposits or obligations of E*TRADE Bank, and are subject to investment risk, including possible loss of the principal invested.

         E*TRADE Securities LLC and E*TRADE Advisory Services, Inc. are separate companies which are wholly-owned subsidiaries of E*TRADE Group, Inc.

         System response and account access times may vary due to a variety of factors, including trading volumes, market conditions, system performance, and other factors.

The E*TRADE Premier Money Market Fund ("Fund") is a non-sweep, money market fund. It seeks to provide investors with a high level of income, while preserving capital and liquidity.

For the annual period ended December 31, 2002, the Fund returned 1.45%. The Fund's 7- Day Yield as of this date was 1.06%. You should remember that past performance is no guarantee of future returns.

Until June 3, 2002 the Fund was operated in a "master/feeder" structure and invested all of its assets in the Money Market Master Portfolio, a series of Master Investment Portfolios, a registered open-end management investment company, advised by Barclays Global Fund Advisors. After that date the Fund was converted to an actively managed fund, advised by E*TRADE Asset Management, Inc. ("ETAM"). Under ETAM's management, the Fund now seeks to achieve its objective by investing directly in high-quality, short-term investments.

During the first few months of the reporting period, the U.S. economy appeared to be showing signs of recovery. In response, the Federal Reserve Board ("Fed") left interest rates unchanged for the first time in twelve months and shifted its assessment to a risk-neutral stance. As the reporting period unfolded, however, indications of a slower economy emerged. Despite an annualized economic growth rate of approximately 4.3% in the first half of the year, economic outlook was uncertain. Consumer spending, which accounts for roughly two thirds of Gross Domestic Product ("GDP"), appeared to have slowed. Capital spending also weakened. Lower expectations about the economic recovery in turn reduced expectations for a tightening in monetary policy. In the face of continued economic weakness, the Fed left its target federal funds rate steady at 1.75%, the discount rate at 1.25%, and moved the bias to neutral.

During the second half of the year, several of these trends continued unabated. In November, the Fed surprised the market with a 50 basis point cut in interest rates. Most market watchers had expected a cut of 25 basis points, but few economists expected a full half a percent cut. Consumer spending has clearly dropped off, and Christmas retail sales were unable to save retailers from their most dismal season in many years. The country faced net job losses over the final six months of the year, with the fourth quarter wiping out modest job gains from the third quarter. Job losses continue to be disproportionately large in the manufacturing sector. Bright spots such as housing prices and mortgage activity remain, but are showing signs of a likely dramatic slowing, as most consumers have already taken advantage of historically low interest rates.

The economic rebound hoped for in the first part of the year has clearly not materialized and uncertainty surrounding global events remains a drag on the economy. The economy will probably continue to grow slowly until the showdowns with Iraq and North Korea have been resolved.

Fed tightening has been further postponed, and rates will likely remain stable in the near term. As opportunities arise, we expect to continue to extend the portfolio while watching for consistent data to signal a true acceleration of economic growth.

An investment in a Money Market Fund is not a deposit or other obligation of, or guaranteed by, E*TRADE Bank and its affiliates or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

E*TRADE PREMIER MONEY MARKET FUND
Schedule of Investments
December 31, 2002
--------------------------------------------------------------------------------

                                                                                         FACE AMOUNT           VALUE
                                                                                      ---------------   -------------------
VARIABLE RATE DEMAND NOTES (17.4%)
----------------------------------------------------
        Baltimore County, Maryland, Revenue, Oak Crest Village
        Project, Series B, (LOC: Wachovia Corp.)
          1.87%, 01/01/29                                                                3,500,000               3,500,000
        Cleveland, Ohio, Apartment System Revenue, Series E,
        (LOC: WestLB AG)
          1.40%, 01/01/20                                                                2,600,000               2,600,000
        Hillsborough County, Florida, Housing Finance Authority
        Multifamily Revenue, Hunters Run Apartments, Series B,
        (LOC: Bank of America N.A.)
          2.00%, 09/15/35                                                                  500,000                 500,000
        Lee County, Florida, Housing Finance Authority
        Multifamily Housing Revenue, University Club
        Apartments, Series B, (LOC: Southtrust Bank N.A.)
          2.23%, 05/15/35                                                                2,660,000               2,660,000
        Michigan State Housing Development Authority, Series
        C, (SPA: Landesbank Hessen-Thueringen)
          1.38%, 06/01/30                                                                2,000,000               2,000,000
        Michigan State University, Revenue, Series B, (SPA:
        Dexia Credit Local)
          1.80%, 08/15/22                                                                1,000,000               1,000,000
        Montgomery County, Pennsylvania, Redevelopment
        Authority Multifamily Housing Revenue, Forge Gate
        Apartments, Series A
          1.55%, 08/15/31                                                                2,300,000               2,300,000
        Philadelphia, Pennsylvania, Authority for Individual
        Development Special Facilities Revenue, Series B,
        (SPA: Landesbank Baden-Wurttemburg)
          1.55%, 07/01/10                                                                2,500,000               2,500,000
        Santa Cruz, California, Redevelopment Agency
        Multifamily Revenue, Shaffer Road, Series A, (LOC:
        Bank of America N.A.)
          1.90%, 08/15/35                                                                2,750,000               2,750,000
        Washington State Housing Finance Community
        Multifamily Revenue, Bridgewood Project, Series B,
        (LOC: Bank of the West)
          1.50%, 12/01/32                                                                3,940,000               3,940,000
                                                                                                         ------------------
TOTAL VARIABLE RATE DEMAND NOTES (Cost: $23,750,000)                                                           $23,750,000
                                                                                                         ------------------

                                                                                         FACE AMOUNT           VALUE
                                                                                      ---------------   -------------------
MUNICIPAL BONDS (1.4%)
----------------------------------------------------
        Mississippi State
          1.64%, 12/01/03                                                                2,000,000               2,000,077
                                                                                                         ------------------
TOTAL MUNICIPAL BONDS (Cost: $2,000,077)                                                                        $2,000,077
                                                                                                         ------------------

                                                                                         FACE AMOUNT           VALUE
                                                                                      ---------------   -------------------
CERTIFICATES OF DEPOSIT (17.6%)
----------------------------------------------------
        Bank of Nova Scotia
          2.97%, 03/31/03                                                                2,000,000               2,004,998
        Bayerische Landesbank
          1.38%, 06/04/03                                                                4,000,000               4,000,000 +
        BNP Paribas
          1.83%, 07/28/03                                                                5,000,000               5,001,824
        First Tennessee National Corp.
          1.32%, 03/19/03                                                                2,000,000               2,000,000
        Rabobank Nederland NV NY
          1.32%, 02/18/03                                                                3,000,000               3,000,080 +
        State Street Corp.
          1.33%, 01/13/03                                                                4,000,000               4,000,006
        Svenska Handelsbanken AB
          1.36%, 01/13/03                                                                4,000,000               4,000,000 +
                                                                                                         ------------------
TOTAL CERTIFICATES OF DEPOSIT (Cost: $24,006,908)                                                               24,006,908
                                                                                                         ------------------

                                                                                         FACE AMOUNT           VALUE
                                                                                      ---------------   -------------------
COMMERCIAL PAPER (47.1%)
----------------------------------------------------
        AEGON Funding Corp.
          1.80%, 01/17/03                                                                4,000,000               3,996,800
        Amstel Funding Corp.
          1.35%, 06/16/03                                                                1,500,000               1,490,662
          1.38%, 02/12/03                                                                1,041,000               1,039,324
          1.40%, 04/07/03                                                                  500,000                 498,133
        Asset Portfolio Funding Corp.
          1.34%, 01/16/03                                                                2,400,000               2,398,660
        Barton Capital Corp.
          1.32%, 01/03/03                                                                3,000,000               2,999,780
        Bavaria TRR Corp.
          1.75%, 01/06/03                                                                1,770,000               1,769,570
        Black Forest Funding Corp.
          1.73%, 01/21/03                                                                1,200,000               1,198,847
          1.75%, 01/06/03                                                                1,000,000                 999,757
          1.80%, 01/06/03                                                                  700,000                 699,825
        BMW US Capital LLC
          1.21%, 01/02/03                                                                1,000,000                 999,966
        Chevron Transport Corp.
          1.32%, 02/13/03                                                                1,500,000               1,497,635
        DePfa Bank PLC
          1.33%, 02/04/03                                                                2,000,000               1,997,488
        Eurkea Securitization, Inc.
          1.33%, 03/13/03                                                                3,000,000               2,992,131
        Falcon Asset Securitization Corp.
          1.35%, 01/22/03                                                                4,000,000               3,996,850
        Giro Funding Corp.
          1.33%, 01/22/03                                                                4,000,000               3,996,897
        Goldman Sachs Group, Inc.
          1.72%, 04/15/03                                                                1,600,000               1,592,049
        Lloyds Bank PLC
          1.35%, 03/11/03                                                                  700,000                 698,189
        Moriarty Ltd.
          1.75%, 02/03/03                                                                2,000,000               1,996,791
          1.78%, 01/21/03                                                                1,000,000                 999,010
        Old Line Funding Corp.
          1.35%, 01/17/03                                                                4,089,000               4,086,547
        Pennine Funding LLC
          1.35%, 04/07/03                                                                2,000,000               1,992,800
          1.37%, 05/02/03                                                                3,000,000               2,986,186
        Salomon Smith Barney Holdings
          1.33%, 01/13/03                                                                3,000,000               2,998,670
        Scaldis Capital LLC
          1.35%, 02/13/03                                                                2,400,000               2,396,130
          1.85%, 01/07/03                                                                  409,000                 408,874
        Shell Finance (UK) PLC
          1.38%, 06/05/03                                                                1,000,000                 994,058
        Superior Funding Corp.
          1.40%, 01/31/03                                                                2,500,000               2,497,083
        Thames Asset Global Securitization
          1.36%, 03/03/03                                                                2,803,000               2,796,541
          1.40%, 01/15/03                                                                1,358,000               1,357,261
        UBS Finance (Delaware) LLC
          1.20%, 01/02/03                                                                4,000,000               3,999,867
                                                                                                         ------------------
TOTAL COMMERCIAL PAPER (Cost: $64,372,381)                                                                      64,372,381
                                                                                                         ------------------

                                                                                         FACE AMOUNT           VALUE
                                                                                      ---------------   -------------------
CORPORATE BONDS & NOTES (4.0%)
----------------------------------------------------
BANKING                                                           (2.5%)
        Bank of America Corp.
          7.00%, 05/15/03                                                                2,000,000               2,041,026
        National Westminster Bancorp
          9.38%, 11/15/03                                                                1,250,000               1,331,376
                                                                                                         ------------------
                                                                                                                 3,372,402
                                                                                                         ------------------
REAL ESTATE                                                       (1.5%)
        Security Capital Group, Inc.
          7.75%, 11/15/03                                                                2,000,000               2,103,608
                                                                                                         ------------------


                                                                                                         ------------------
TOTAL CORPORATE BONDS & NOTES (Cost: $5,476,010)                                                                 5,476,010
                                                                                                         ------------------

                                                                                         FACE AMOUNT           VALUE
                                                                                      ---------------   -------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.5%)
------------------------------------------------------------
                                                                  (9.5%)
        Federal Farm Credit Bank
          5.15%, 01/07/03                                                                1,500,000               1,500,768
        Federal Home Loan Bank
          2.02%, 11/17/03                                                                2,000,000               2,000,000
          5.00%, 02/14/03                                                                5,000,000               5,019,052
        Federal Home Loan Mortgage Corporation
          5.75%, 07/15/03                                                                1,500,000               1,528,109
        Federal National Mortgage Association
          6.80%, 01/10/03                                                                3,000,000               3,003,543
                                                                                                         ------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost: $13,051,472)                                                13,051,472
                                                                                                         ------------------

                                                                                         FACE AMOUNT           VALUE
                                                                                      ---------------   -------------------
VARIABLE & FLOATING RATE NOTES (2.3%)
----------------------------------------------------
BANKING                                                           (2.3%)
        MOB Management One LLC
          2.10%, 12/01/26                                                                1,500,000               1,500,000
        MOB Management Two LLC
          2.10%, 12/01/31                                                                1,645,000               1,645,000
                                                                                                         ------------------
TOTAL VARIABLE & FLOATING RATE NOTES (Cost: $3,145,000)                                                          3,145,000
                                                                                                         ------------------

                                                                                         FACE AMOUNT           VALUE
                                                                                      ---------------   -------------------
SHORT-TERM INSTRUMENTS (0.0%)
----------------------------------------------------

        Investors Bank & Trust Tri-Party Repurchase Agreement,
        dated 12/31/02, due 01/02/03, with a maturity value of
        $39,669 and an effective yield of 1.00%.
                                                                                            39,667                  39,667
                                                                                                         ------------------
TOTAL SHORT-TERM INSTRUMENTS (Cost: $39,667)                                                                        39,667
                                                                                                         ------------------


TOTAL INVESTMENTS (Cost: $135,841,515)                           (99.3%)                                       135,841,515
OTHER ASSETS, LESS LIABILITIES                                    (0.7%)                                           925,812
                                                                                                         ------------------
NET ASSETS                                                      (100.0%)                                      $136,767,327
                                                                                                         ==================


+  A Certificate of Deposit issued in the U.S. market by a branch of a foreign bank.

   The accompanying notes are an integral part of these financial statements.

E*TRADE PREMIER MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002
--------------------------------------------------------------------------------


ASSETS

Investments at-value (cost:  $135,841,515) (Note 1)                    $         135,841,515
Receivable for fund shares sold                                                    1,644,243
Due from E*TRADE Asset Management, Inc. (Note 2)                                      73,786
Interest receivable                                                                  462,207
                                                                       ----------------------
      TOTAL ASSETS                                                               138,021,751
                                                                       ----------------------
LIABILITIES
Payable for fund shares redeemed                                                   1,040,913
Accrued administration fee (Note 2)                                                   48,588
Distributions to shareholders                                                          7,950
Accrued accounting, custody and transfer agent fees                                   28,841
Due to Trustees                                                                       25,330
Accrued expenses                                                                     102,802
                                                                       ----------------------
      TOTAL LIABILITIES                                                            1,254,424
                                                                       ----------------------
TOTAL NET ASSETS                                                       $         136,767,327
                                                                       ======================
NET ASSETS CONSIST OF:
Paid-in capital                                                                  136,761,158
Net investment income                                                                  5,831
Net realized gain on investments                                                         338
                                                                       ----------------------
TOTAL NET ASSETS                                                       $         136,767,327
                                                                       ======================
SHARES OUTSTANDING (UNLIMITED AUTHORIZED, PAR VALUE $.01)                        136,761,158
                                                                       ======================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE         $                1.00
                                                                       ======================

   The accompanying notes are an integral part of these financial statements.

E*TRADE PREMIER MONEY MARKET FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2002
-------------------------------------------------------------------------------

NET INVESTMENT INCOME:
      Interest                                                 $     2,437,725
                                                               ----------------
          TOTAL INVESTMENT INCOME                                    2,437,725
                                                               ----------------
EXPENSES (NOTE 2):
      Advisory fee                                                     154,914
      Administration fee                                               166,293
      Shareholder servicing fees                                       258,087
      Legal services                                                   138,700
      Audit and tax services                                            22,267
      Custodian fee                                                     69,227
      Transfer and dividend disbursing agent                            43,056
      Registration fees                                                 43,393
      Trustee fees                                                      99,008
      Other expenses                                                    23,887
                                                               ----------------
      TOTAL EXPENSES BEFORE WAIVER                                   1,018,832
Waived fees and reimbursed expenses (Note 2)                          (438,125)
                                                               ----------------
      NET EXPENSES                                                     580,707
                                                               ----------------
NET INVESTMENT INCOME                                                1,857,018
                                                               ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain on sale of investments                           1,150
                                                               ----------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                1,150
                                                               ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $     1,858,168
                                                               ================

   The accompanying notes are an integral part of these financial statements.

E*TRADE PREMIER MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               For the Year Ended       For the Year Ended
                                                                                December 31, 2002        December 31, 2001
                                                                               --------------------    --------------------
NET DECREASE IN NET ASSETS
OPERATIONS:
Net investment income                                                        $           1,857,018   $           6,964,062
Net realized gain on sale of investments                                                     1,150                   5,019
                                                                             ----------------------  ----------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     1,858,168               6,969,081
                                                                             ----------------------  ----------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                                                (1,857,018)             (6,964,062)
                                                                             ----------------------  ----------------------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares                                                       229,426,658             424,569,414
Value of shares issued in reinvestment of dividends and distributions                    1,761,639               6,170,492
Cost of shares redeemed                                                               (242,430,389)           (450,627,566)
                                                                             ----------------------  ----------------------
NET DECREASE IN NET ASSETS FROM TRANSACTIONS IN SHARES OF COMMON STOCK                 (11,242,092)            (19,887,660)
                                                                             ----------------------  ----------------------
NET DECREASE IN NET ASSETS                                                             (11,240,942)            (19,882,641)
NET ASSETS:
Beginning of year                                                                      148,008,269             167,890,910
                                                                             ----------------------  ----------------------
END OF YEAR                                                                  $         136,767,327   $         148,008,269
                                                                             ======================  ======================
SHARE TRANSACTIONS:
Number of shares sold                                                                  229,426,658             424,569,414
Number of shares reinvested                                                              1,761,639               6,170,492
Number of shares redeemed                                                             (242,430,389)           (450,627,566)
                                                                             ----------------------  ----------------------
NET DECREASE IN SHARES OUTSTANDING                                                     (11,242,092)            (19,887,660)
                                                                             ======================  ======================

   The accompanying notes are an integral part of these financial statements.

    E*TRADE PREMIER MONEY MARKET FUND
    FINANCIAL HIGHLIGHTS
    ----------------------------------------------------------------------------

                                                                                                            Period from
                                                                                                           April 7, 2000
                                                                                                           (commencement
                                                                 Year Ended            Year Ended        of operations) through
FOR A SHARE OUTSTANDING FOR THE PERIOD                        December 31, 2002(7)  December 31, 2001(7) December 31, 2000  (7)
                                                              -----------------     -----------------    --------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $    1.00             $    1.00             $    1.00
                                                                 ---------             ---------             ---------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                            0.01                  0.04                  0.05
     Net realized and unrealized gain on investments                  0.00 (6)              0.00 (6)                --
                                                                 ---------             ---------             ---------
     TOTAL INCOME FROM INVESTMENT OPERATIONS                          0.01                  0.04                  0.05
                                                                 ---------             ---------             ---------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                        (0.01)                (0.04)                (0.05)
                                                                 ---------             ---------             ---------

NET ASSET VALUE, END OF PERIOD                                   $    1.00             $    1.00             $    1.00
                                                                 =========             =========             =========

TOTAL RETURN                                                        1.45 %                3.91 %                4.64 % (3)
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)                    $ 136,767             $ 148,008             $ 167,891
     Ratio of expenses to average net assets  (1)                   0.45 %                0.43 %                0.42 % (4)(5)
     Ratio of net investment income to average net assets  (2)      1.44 %                4.00 %                6.19 % (4)

------------
(1) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2002 and December 31, 2001 were 0.79% and 0.47%, respectively.

(2) The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2002 and December 31, 2001 were 1.10% and 3.96%, respectively.

(3) For the period April 7, 2000 (commencement of operations) through December 31, 2000 and not indicative of a full year's operating results.

(4)  Annualized.

(5) The Investment Adviser voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period April 7, 2000 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.42% for the period from April 7, 2000 (commencement of operations) through December 31, 2000.

(6)  Rounds to less than $0.01.

(7) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Money Market Master Portfolio.

    The accompanying notes are an integral part of these financial statements.

E*TRADE PREMIER MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

1.       SIGNIFICANT ACCOUNTING POLICIES

E*TRADE Premier Money Market Fund ("Fund") is a diversified series of E*TRADE Funds ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware statutory trust and was formed on November 4, 1998. As of December 31, 2002 the Trust consisted of eleven operating series: the E*TRADE Bond Fund, the E*TRADE California Municipal Money Market Fund, the E*TRADE Government Money Market Fund, the E*TRADE International Index Fund, the E*TRADE Money Market Fund, the E*TRADE Municipal Money Market Fund, the E*TRADE New York Municipal Money Market Fund, the E*TRADE Premier Money Market Fund, the E*TRADE Russell 2000 Index Fund, the E*TRADE S&P 500 Index Fund, and the E*TRADE Technology Index Fund. These financial statements are for the E*TRADE Premier Money Market Fund.

The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its objective by investing in high-quality, short-term investments. For the period from April 7, 2000 through June 2, 2002, the Fund sought to achieve its investment objective by investing substantially all of its investable assets in the Money Market Master Portfolio ("Master Portfolio") which, in turn, invested in high-quality, short-term investments. The Master Portfolio had investment objectives, policies and limitations substantially identical to those of the Fund. The Fund began investing directly in securities effective June 3, 2002. Therefore, the financial statements and financial highlights of the Fund and Master Portfolio for those periods have been presented on a combined basis.

The following is a summary of significant accounting policies that are followed by the Fund in the preparation of its financial statements and which are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF ACCOUNTING

The Fund uses the accrual method of accounting for financial reporting purposes.

SECURITY VALUATION

The Fund values its portfolio instruments using the amortized cost method of valuation. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security. The Fund's Board of Trustees believes this valuation method accurately reflects fair value. The amortized cost method of valuation seeks to maintain a stable Net Asset Value per share of $1.00.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Revenue is recognized as follows: dividend income is recognized on the ex-dividend date and interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income of the Fund are declared daily and paid monthly. Distributions to shareholders from any net realized capital gains, if any, are declared and distributed annually, generally in December. All dividends and distributions will be automatically reinvested in additional shares of the Fund unless the shareholder elects otherwise. Such distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales, and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may impact net investment income per share. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Substantially all taxable income or gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid in 2002 and 2001 was ordinary income.

At December 31, 2002, the components of Distributable Earnings on a tax basis were as follows:

Undistributed/(Overdistributed) Ordinary Income                        $ 5,831
Unrealized Appreciation/(Depreciation)
                                                                             -
Capital and Other Losses
                                                                           (1)


FEDERAL INCOME TAXES

The Fund is treated as a separate entity from every other series of the Trust for federal income tax purposes. The Fund intends to qualify annually as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, the Fund must distribute annually all of its investment company taxable income and any net capital gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended December 31, 2002.

For the year ended December 31, 2002, the Fund has elected to defer $1 of capital losses attributable to post-October losses.

2.       AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

E*TRADE Asset Management, Inc. ("ETAM"), a wholly owned subsidiary of E*TRADE Group, Inc. ("E*TRADE Group"), serves as the investment adviser for the Fund pursuant to an investment advisory agreement ("Advisory Agreement"). For its service as investment adviser, ETAM is paid by the Fund at an annual rate of 0.12% of the Fund's average daily net assets. For the period from April 7, 2000 through June 2, 2002, ETAM was paid an annual rate of 0.12% of the Fund's average daily net assets for its service as investment adviser to the Fund, provided that such fee was reduced by an amount equal to the advisory fee paid to Barclays Global Fund Advisors ("BGFA") by the Master Portfolio (and indirectly by the Fund as a shareholder of the Master Portfolio) with respect to the Fund's assets invested in the Master Portfolio. Under the Investment Advisory Agreement, 0.10% of the Fund's average daily net assets was paid to BGFA and 0.02% of the average daily net assets was paid to ETAM, as the investment adviser to the Fund.

For the period April 7, 2000 through June 2, 2002, the Fund recorded daily its proportionate share of the Master Portfolio's advisory fee described above, certain other fees paid by the Master Portfolio, such as accounting, legal, SEC registration fees, in addition to income, expenses and realized and unrealized gains and losses.

ETAM  also  provides  administrative  services  to  the  Fund,  pursuant  to  an administrative services agreement ("Administrative Agreement"). Services provided by ETAM acting as administrator include, but are not limited to: coordinating the services performed by the transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; preparing and supervising the preparation of periodic reports to the Fund's shareholders; generally supervising regulatory compliance matters; providing, at its own expense, the services of its personnel to serve as officers of the Trust; monitoring and reviewing the Fund's contracted services and expenditures; and reporting to the Board of Trustees concerning its activities pursuant to the Administrative Agreement. The Fund pays ETAM an administrative services fee equal to 0.15% of the Fund's average daily net assets. Prior to June 3, 2002, ETAM was paid an administrative service fee equal to 0.10% of average daily net assets.

ETAM also acts as shareholder servicing agent to the Fund under a Shareholder Servicing Agreement with the Fund. As shareholder servicing agent, ETAM provides services to shareholders or investors investing in shares of the Fund such as: support of telephone services; delivery of prospectuses, reports and proxy statements; receiving, tabulating and transmitting proxies executed on behalf of shareholders; maintenance of shareholders' records reflecting shares purchased and redeemed and share balances; maintaining account records and providing shareholders with account statements; integrating periodic statements with other shareholder transactions; and providing such similar services as the Trust may reasonably request to the extent ETAM is permitted to do so under applicable statutes, rules or regulations. The Fund pays ETAM a shareholder servicing fee equal to 0.20% of the average daily net assets of the Fund. In addition, ETAM is allowed to use the servicing fees it receives under the Shareholder Servicing Agreement to compensate its affiliates, including E*TRADE Securities LLC (formerly E*TRADE Securities, Inc.), a wholly owned subsidiary of E*TRADE Group, the Trust's principal underwriter, for shareholder services provided by E*TRADE Securities to the Fund.

In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.45% of the Fund's daily net assets. The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above and
(ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund. Approximately $443,457 was eligible for reimbursement at December 31, 2002.

The amount "Due from E*TRADE Asset Management Inc." listed on the Fund's Statement of Assets and Liabilities, reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least April 30, 2003. The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.45%.

PFPC Inc. serves as the transfer agent and dividend disbursing agent for the Fund. Investors Bank & Trust Company serves as sub-administrator, accounting services agent and custodian for the Fund.

E*TRADE Securities LLC serves as the principal underwriter of the Fund. Such services were provided at no cost to the Fund for the year ended December 31, 2002.

3.       REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Repurchase agreements are transactions involving purchases of securities under agreements to resell such securities at a specified price and time, and are treated as collateralized financing transactions and recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Schedule of Investments. The Fund's cash investments must be fully collateralized based on values that are marked to market daily. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. The Fund's investment adviser monitors, on an ongoing basis, the value of the collateral to assure that it always equals or exceeds the repurchase price.

The repurchase agreement held by the Fund at December 31, 2002 was fully collateralized by U.S. Government obligations with a rate of 5.38%, a maturity date of 06/20/27 and an aggregate market value of $41,650.

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of E*TRADE Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the E*TRADE Premier Money Market Fund (the "Fund") (one of eleven funds comprising the E*TRADE Funds) as of December 31, 2002 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from April 7, 2000 through December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the E*TRADE Premier Money Market Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from April 7, 2000 through December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.


/S/DELOITTE & TOUCHE LLP
Los Angeles, California
February 13, 2003

TRUSTEE/OFFICER INFORMATION (UNAUDITED)

         The chart below identifies the Trustees and officers of the Trust which currently consists of eleven series. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*).

---------------------------------------------------------------------------------------------------------------------------

                                                         TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
         NAME, ADDRESS,                                                                              OTHER DIRECTORSHIPS
        AGE AND POSITION                    LENGTH                  PRINCIPAL OCCUPATION(S)            HELD BY TRUSTEE
         HELD WITH TRUST                OF TIME SERVED               DURING PAST FIVE YEARS
---------------------------------- -------------------------- ------------------------------------- -----------------------
Mitchell H. Caplan* (45)           Since February 2002        Mr. Caplan is Chief Executive
4500 Bohannon Drive                                           Officer and President of E*TRADE
Menlo Park, CA  94025                                         Group, Inc.  He also is Chairman of
Trustee                                                       the Board and Chief Executive
                                                              Officer of E*TRADE Financial
                                                              Corporation and E*TRADE Bank and a
                                                              Director of E*TRADE Global Asset
                                                              Management, Inc. He previously
                                                              served as Vice Chairman of the
                                                              Board of Directors, President and
                                                              Chief Executive Officer of Telebanc
                                                              Financial Corporation and Telebank
                                                              (renamed E*TRADE Bank) from
                                                              1993-2000.
---------------------------------- -------------------------- ------------------------------------- -----------------------
Steven Grenadier (38)              Since February 1999        Mr. Grenadier is an Associate
4500 Bohannon Drive                                           Professor of Finance at the
Menlo Park, CA  94025                                         Graduate School of Business at
Trustee                                                       Stanford University, where he has
                                                              been employed as a professor since
                                                              1992.
---------------------------------- -------------------------- ------------------------------------- -----------------------
Shelly J. Meyers* (43)             Since February 1999        Ms. Meyers is the Manager, Chief      Meyers Capital
4500 Bohannon Drive                                           Executive Officer, and founder of     Management LLC
Menlo Park, CA  94025                                         Meyers Capital Management, a
Trustee                                                       registered investment adviser
                                                              formed in January 1996. She has
                                                              also managed the Citizens Value
                                                              Fund since 2001 (and its
                                                              predecessor since June 1996).
---------------------------------- -------------------------- ------------------------------------- -----------------------
Ashley T. Rabun (50)               Since February 1999        Ms. Rabun is the Founder and Chief    Professionally
4500 Bohannon Drive                                           Executive Officer of InvestorReach    Managed Portfolios, a
Menlo Park, CA  94025                                         (which is a consulting firm           multi-series trust of
Trustee                                                       specializing in marketing and         US Bancorp
                                                              distribution strategies for
                                                              financial services companies formed
                                                              in October 1996).  She was
                                                              previously President of Nicholas
                                                              Applegate Mutual Funds.
---------------------------------- -------------------------- ------------------------------------- -----------------------
George J. Rebhan (68)              Since December 1999        Mr. Rebhan retired in December        Advisors Series Trust
4500 Bohannon Drive                                           1993, and prior to that he was
Menlo Park, CA  94025                                         President of Hotchkis and Wiley
Trustee                                                       Funds (investment company) from
                                                              1985 to 1993.
---------------------------------- -------------------------- ------------------------------------- -----------------------



---------------------------------- -------------------------- ------------------------------------- -----------------------
Liat Rorer (42)                    Since May 2001             Ms. Rorer is Vice President of        N/A
President                                                     E*TRADE Asset Management, Inc. and
                                                              E*TRADE Advisory Services.  She is
                                                              also a Business Leader of E*TRADE
                                                              Global Asset Management, Inc.
                                                              Prior to that she was a Business
                                                              Leader of E*TRADE Securities LLC,
                                                              which she joined in 1999.  Prior to
                                                              that Ms. Rorer worked as a senior
                                                              consultant for the Spectrem Group,
                                                              (financial services consulting)
                                                              beginning in 1998.  From 1996 to
                                                              1998, she was Vice President for
                                                              Charles Schwab's Retirement Plan
                                                              Services.
---------------------------------- -------------------------- ------------------------------------- -----------------------
Elizabeth Gottfried (42)           Since November 2000        Ms. Gottfried is Vice President of    N/A
Vice President and Treasurer                                  E*TRADE Asset Management. She is
                                                              also a Business Manager of E*TRADE
                                                              Global Asset Management, Inc. She
                                                              joined E*TRADE in September 2000.
                                                              Prior to that, she worked at Wells
                                                              Fargo Bank from 1984 to 2000 and
                                                              managed various areas of Wells
                                                              Fargo's mutual fund group.
---------------------------------- -------------------------- ------------------------------------- -----------------------
Jay Gould (47)                     Since August 2000          Mr. Gould is Secretary of E*TRADE     N/A
Secretary                                                     Asset Management.  Mr. Gould also
                                                              serves as Chief Counsel and
                                                              Secretary to E*TRADE Global Asset
                                                              Management, Inc. and Secretary to
                                                              E*TRADE Advisory Services, Inc.
                                                              Mr. Gould serves on the Rules
                                                              Committee and the International
                                                              Committee of the Investment Company
                                                              Institute, and serves on the
                                                              Advisory Board of the Wall Street
                                                              Lawyer.  From February to December
                                                              1999, he served as a Vice President
                                                              at Transamerica and prior to that
                                                              he worked at Bank of America
                                                              (banking and financial services)
                                                              from 1994.
---------------------------------- -------------------------- ------------------------------------- -----------------------

* Ms. Meyers may be considered an "interested" person (as defined by the 1940 Act) of the Trust because she is an officer of an investment company whose shares are offered through the mutual fund "supermarket" sponsored by E*TRADE Group, Inc., the parent company of ETAM, investment adviser to each series of the Trust.  Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of  E*TRADE Group, Inc., the parent company of ETAM, investment adviser to each series of the Trust.

The Statement of Additional Information includes additional information about the Trustees and officers of the Trust and may be obtained, without charge, by accessing our Website online (www.etrade.com) or by calling our toll-free number at (800) 786-2575.